NOTE PAYABLE (Details Narrative)	6 Months Ended
Apr. 30, 2017
Note Payable Details Narrative
Maturity date of note payable	Dec. 31, 2018
Interest rate description	The notes are due on December 31, 2018. The notes accrued interest at 0% for the initial 9 months and then 5% on annual rate thereafter.
Note payable conversion description

The Company has begun discussions to convert the note payable into a funding agreement into the Company’s grow operations whereby the note holders would receive $250-300 per pound that is produced in return for their investment. The investment would not include any equity or voting participation in the company and would be only based on production from company’s current operations. The Company is waiting for the initial harvest, drying and trimming to be completed before finalizing the agreement and expects to finalize the agreement within the next 4-6 weeks.